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                                                                  Exhibit 10.4.2

                               CONTRACT AMENDMENT

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CONTRACT NO.: 33520-350                                        AMENDMENT NO.: 01

AMENDMENT DATE:          November 6,1998

AMENDMENT TERM:          November 6, 1998 - September 30, 2001
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ISSUED BY: Virginia Lottery, 900 East Main Street, Richmond, Virginia 23219

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CONTRACTOR'S NAME:              On-Point Technology Systems, Inc.
                                8444 Miralani Drive
                                San Diego, California 92126

                                FIN# 33-042-303-7
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SUPPLIES/SERVICES:

The purpose of this amendment is to furnish and install duratran sets in the existing ITR-8500-8SL machines; to install advertising decals; to furnish 4,000 membrane switch labels; and to change the Contract No. to read: 33520-350, and Contractor's FIN # to read: 33-042-303-7 from the original Contract.

This amendment consists of this Page 1 with signatures and Page 2 and 3 which is attached hereto.
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Value of Contract Amendment:   $17,070.00

ACCOUNTING DATA:    Cost Code: 833     Account Code: 1312 - $12,410.00
                    Cost Code: 833     Account Code: 1274 - $4,660.00

Contract Officer: Patricia MacKenzie, 804-692-7645

Send Invoices to:   Virginia Lottery
                    900 East Main Street
                    Richmond, Virginia 23219-3519
                    Attention: Accounts Payable

ON-POINT TECHNOLOGY SYSTEMS, INC.       VIRGINIA LOTTERY


By: /s/ Brian J. Roberts                By /s/ Michael J. Bacile
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       (Signature)                             (Signature)

Brian J. Roberts Sr. Vice President     Michael J. Bacile, Purchasing Manager
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         Name and Title                            Name and Title

Date November 20, 1998                  Date November 6, 1998
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This Amendment entered into as of this 6th day of November, 1998 by On-Point
Technology Systems, Inc. ("Contractor"), and the State Lottery Department ("Lottery" or "Virginia Lottery "), an agency of the Commonwealth of Virginia.

The Lottery and the Contractor agree to the following modification to the original Contract.

1. AMENDMENT TERM: The term of this Amendment shall be November 6, 1998 to September 30, 2001.

2.    SCOPE OF WORK:

      A. The Contractor agrees to furnish and install 466 duratrans sets for the existing Lottery ITR-8500-8SL machines.

      B. The Contractor agrees to deinstall the current duratrans and decals on all 466 existing Lottery machines and install duratrans and advertising decals (decals to be provided to On-Point by the Virginia Lottery).

      C. The Contractor agrees to furnish 1,000 each membrane switch labels of $1, $2, $3, and $5 denominations. Total: 4,000 each.

      D. The Contractor agrees to provide specifications of membrane switch labels to the Lottery for future reorders from local vendors.

3. COMPENSATION: The Lottery and the Contractor agree to the following modification to the provisions for compensation.

                Quantity                    Unit Price         Extended Price
                --------                    ----------         --------------
                466 sets (3-piece/set)      $25.00/set         $11,650.00
                4,000 each switch labels    $0.19 each         $760.00

      Installation: Dura-trans and decal sets @$10 each x 466 sets: $4,660.00

                        Total Amendment Price: $17,070.00

4. INTEGRATION OF CONTRACT - This Amendment, and the Contract dated October 1, 1998, as amended and modified constitute the entire agreement between the Lottery and the Contractor. It is agreed that the order of precedence for the purpose of interpretation is this Contract, the Contractor's proposal, and the Request for Proposal. No alteration, amendment or modification of this agreement shall be effective unless it is reduced to writing, signed by the parties and attached hereto.

5. GENERAL PROVISIONS - Nothing in this contract shall be construed as authority for either party to make commitments which will bind the other party beyond the provisions contained herein. Furthermore, the Contractor shall not assign, sublet, or subcontract any work related to this Contract or any interest it may have herein without the prior written consent of the Lottery.


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6.    DISPUTES - Resolution of disputes arising under this Contract, as amended, will proceed in accordance with the Lottery Department's Regulations.

7. RATIFICATION - Except as expressly amended by this agreement, the Contract shall remain in full force and effect, and the Contractor and the Lottery shall ratify and affirm the terms and conditions.


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